FORMCAP CORP.


FORM 8-K/A
( Current report filing )


Filed 09/03/09 for the Period Ending 09/03/09



Address		50 WEST LIBERTY STREET
		SUITE 880
		RENO, NV 89501

Telephone	775-322-0626

CIK		0001102709

Symbol		FRMC

SIC Code	7372 - Prepackage Software

Fiscal Year	12/31




UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of Earliest Event Reported ) : September 3, 2009

FORMCAP CORP.
( Exact name of registrant as specified in its charter )

Nevada
( State or Other Jurisdiction of Incorporation )

0 - 28847
( Commission File Number )

1006772219
( I. R. S. Employer Identification No. )

50 West Liberty Street, Suite 880, Reno, NV 89501
( Address of principal executive offices, including zip code. )

775-322-0626
( Registrant's Telephone Number, Including Area Code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CRF 240.14d-2(b) )
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CRF 240.13e-4(c) )


Item 4.01  Changes in Registrant's Certifying Accountant

(a)  On August 12, 2009, the  Board of Directors of the
Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 12, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore &
Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-Q for the period ended September 30, 2007 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of disagreement in connection with its report on the registrant's financial statements.

The PCAOB revoked the registration of Moore & Associates on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section
10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncoorperation with the Board investigation.

The Registrant is unable to obtain an amended Exhibit 16 letter for an amended Form 8-K/A.




(b)	On August 12, 2009, the registrant engaged Seale and
Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of regulation S-B.

Item 7.01  Financial Statements, Pro Forma Financial
Information and Exhibits.

a)	Not applicable
b)	Not applicable




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      FORMCAP CORP.


Date : September 3, 2009	 /s/  Graham Douglas
					--------------------
				By :   Graham Douglas
				      Director / Secretary